Exhibit 3.2

Filed in the Office ofFiled in the Office of Secretary of State State Of Nevada Business Number E0451642007-2 Filing Number 20233149329 Filed On 3/21/2023 10:00:00 AM Number of Pages 1 07:0 1 :33 a.m . 0 3-21- 2023 1 3 1 888-92 0- 1291 From JDT Legal PLLC 1.888.920.1297 Tue Mar 21 08:03 ~~ 1---- ---- ------t FRANCISCO V. AGUILAR Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov Statement of Alternate Due Date This form is used to select an alternate due date for the annual list of officers and state business license appl ication . There is no fee for this election. TYPE OR PRINT • USE DARK INK ONLY • DO NOT HIGHLIGHT INSTRUCTIONS: 1. Enter the cu rrent name as on fi le w ith the Nevada Secretary of State and ente r the Entity or Nevada Business Identification Number (NVID}. 2. Current month t he annual fil ing is due. 3. New month t he annual fil in g w ill be due . 4. Statement required per NRS . 5. Must be signed by Authorized Signer . Form will be returned if unsigned . The alternative due da te selected must occur before the entity's next due date. The selection of an alternative due da t e cannot have the effect of extend ing a entity ' s due date. The selection of an alternative due date wil l not result in the proration of any fees or pena lties. 1. Entity Information: 2. Current Due Date: 3. New Due Date: 4 . Statement: 5. Name , Date and Signature :(Requ ired) Name of ent ity as on file w ith the Nevada Secretary of State : Entity or Nevada Busi ness Identification Number (NVID) : # NV20071146730 Current month the annual fi li ng is due : June 30 , 2023 ... . . ... -····· .. "'•"•-···~---~•-·· New mon th the annual fili ng will be due : !ge<:;~11:~-~r 31 ,_ 2.Q?.~ .. The en tity desires to select an alternative due date .:Q~cern.t:>~~} L . ?()23 I declare , the information provided in the form is true and correct to the best of the entity's knowl edge . T he selection of an alternative due date is not be ing made to avoid any fee or penalty . The entity acknowledges tha t pursuant to NRS 239.330 , it is a category C felony to know ingly offer any f alse or forged instrument for fi li ng with the Office of the Secretary o f State Zo~ghan_ Wu _ --· ·-··--· Pri nt Name • 03 / 16/2023 Da te X Zonghan Wu Signature Page 1 of 1 R .. " ;,.,.,1 - 1 , 11!i1?n?? Secretary of State State Of NevadaFiled in the Office of Secretary of State State Of Nevada Business Number E0451642007-2 Filing Number 20233149329 Filed On 3/21/2023 10:00:00 AM Number of Pages 1 07:0 1 :33 a.m . 0 3-21- 2023 1 3 1 888-92 0- 1291 From JDT Legal PLLC 1.888.920.1297 Tue Mar 21 08:03 ~~ 1---- ---- ------t FRANCISCO V. AGUILAR Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov Statement of Alternate Due Date This form is used to select an alternate due date for the annual list of officers and state business license appl ication . There is no fee for this election. TYPE OR PRINT • USE DARK INK ONLY • DO NOT HIGHLIGHT INSTRUCTIONS: 1. Enter the cu rrent name as on fi le w ith the Nevada Secretary of State and ente r the Entity or Nevada Business Identification Number (NVID}. 2. Current month t he annual fil ing is due. 3. New month t he annual fil in g w ill be due . 4. Statement required per NRS . 5. Must be signed by Authorized Signer . Form will be returned if unsigned . The alternative due da te selected must occur before the entity's next due date. The selection of an alternative due da t e cannot have the effect of extend ing a entity ' s due date. The selection of an alternative due date wil l not result in the proration of any fees or pena lties. 1. Entity Information: 2. Current Due Date: 3. New Due Date: 4 . Statement: 5. Name , Date and Signature :(Requ ired) Name of ent ity as on file w ith the Nevada Secretary of State : Entity or Nevada Busi ness Identification Number (NVID) : # NV20071146730 Current month the annual fi li ng is due : June 30 , 2023 ... . . ... -····· .. "'•"•-···~---~•-·· New mon th the annual fili ng will be due : !ge<:;~11:~-~r 31 ,_ 2.Q?.~ .. The en tity desires to select an alternative due date .:Q~cern.t:>~~} L . ?()23 I declare , the information provided in the form is true and correct to the best of the entity's knowl edge . T he selection of an alternative due date is not be ing made to avoid any fee or penalty . The entity acknowledges tha t pursuant to NRS 239.330 , it is a category C felony to know ingly offer any f alse or forged instrument for fi li ng with the Office of the Secretary o f State Zo~ghan_ Wu _ --· ·-··--· Pri nt Name • 03 / 16/2023 Da te X Zonghan Wu Signature Page 1 of 1 R .. " ;,.,.,1 - 1 , 11!i1?n?? Business Number E0451642007-2 Filing Number 20233149329 Filed On 3/21/2023 10:00:00 AM Number of Pages 1 07:0 1 :33 a.m . 0 3-21- 2023 1 3 1 888-92 0- 1291 From JDT Legal PLLC 1.888.920.1297 Tue Mar 21 08:03 ~~ 1---- ---- ------t FRANCISCO V. AGUILAR Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov Statement of Alternate Due Date This form is used to select an alternate due date for the annual list of officers and state business license appl ication . There is no fee for this election. TYPE OR PRINT • USE DARK INK ONLY • DO NOT HIGHLIGHT INSTRUCTIONS: 1. Enter the cu rrent name as on fi le w ith the Nevada Secretary of State and ente r the Entity or Nevada Business Identification Number (NVID}. 2. Current month t he annual fil ing is due. 3. New month t he annual fil in g w ill be due . 4. Statement required per NRS . 5. Must be signed by Authorized Signer . Form will be returned if unsigned . The alternative due da te selected must occur before the entity's next due date. The selection of an alternative due da t e cannot have the effect of extend ing a entity ' s due date. The selection of an alternative due date wil l not result in the proration of any fees or pena lties. 1. Entity Information: 2. Current Due Date: 3. New Due Date: 4 . Statement: 5. Name , Date and Signature :(Requ ired) Name of ent ity as on file w ith the Nevada Secretary of State : Entity or Nevada Busi ness Identification Number (NVID) : # NV20071146730 Current month the annual fi li ng is due : June 30 , 2023 ... . . ... -····· .. "'•"•-···~---~•-·· New mon th the annual fili ng will be due : !ge<:;~11:~-~r 31 ,_ 2.Q?.~ .. The en tity desires to select an alternative due date .:Q~cern.t:>~~} L . ?()23 I declare , the information provided in the form is true and correct to the best of the entity's knowl edge . T he selection of an alternative due date is not be ing made to avoid any fee or penalty . The entity acknowledges tha t pursuant to NRS 239.330 , it is a category C felony to know ingly offer any f alse or forged instrument for fi li ng with the Office of the Secretary o f State Zo~ghan_ Wu _ --· ·-··--· Pri nt Name • 03 / 16/2023 Da te X Zonghan Wu Signature Page 1 of 1 R .. " ;,.,.,1 - 1 , 11!i1?n??

Filed in the Office of Secretary of State State Of Nevada Business Number E0451642007-2 Filing Number 20222844837 Filed On 12/29/2022 8:00:00 AM Number of Pages 4 From : 888-920-1297 BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Page : 3/6 Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov Date : 12/29/20 ~f ~Jt,~--------t Profit Corporation: Certificate of Amendment (PURsuANr rn NRs 1a.38o & 18 .38s118.3soi Certificate to Accompany Restated Articles or Amended and Restated Articles (PuRsuANrro NRs 78.403) Officer's Statement (PuRsuANrro NRs so .o3o) TYPE OR PRINT • USE DARK INK ONLY - DO NOT HIGHLIGHT 1. Entity information: Name of entity as on file with the Nevada Secretary of State: 2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only , complete section 1,2 3, 5 and 6) 3. Type of Amendment Filing Being Completed: (Select only one box) (If amending , complete section 1, 3, 5 and 6.) r•--••••• .•,•,--.... •~ •-ri,_, ............. ,••-••"", •••--·~•~ .. A,-,,,,,,.,,.,,,_._.,,_.,,,,,.._,~•~•-"•'"••••••••· .... •-"-••--••••••--'~•~ .......... •••-••• .. •••-•"•"••••·-·~••••••-,,-, .. ,, ... •·•••-••"" •••••-·•••••• •••ri -••~-••••••••-•,•,- ""•"•••--•H ••• ri _,,-. .... ,.,, ., i SSHT S&T GROUP LTD. Entity or Nevada Business Identification Number (NVID): NV2OO7114673O --· Certificate to Accompany Restated Articles or Amended and Restated Articles Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on : •••• •• •••• -· --· •• The certificate correctly sets forth the text of the artides-or ·cerfificate as amended to the date of the certificate . . ! Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type . - : Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ; .. _ incorporators board of directors The undersigned affirmatively declare that to the date of this certificate , no stock of the corporation has been issued :><: Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and i ... 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ,"g}_40;0 • •••• ••• •• • • •• •• ••• . . .. . ... .. . ... . ., .. . . .. . ... ' ..... Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: i-·- --·• ............. ------.. -~ ·--·- -·· ·-----··--- ·•--'-• -~---·- .... •··-······•---- .. ----- ..... ·---·-- ·---------.- .. -·---- .... ····•·••---- ... -... ·- ................... , .... _.,_,., .. ·---- ., L. ......... ----· ··--·-····--· ···· --- ··--··· ..... -- ·····--····--·· ...... --······ ---··· ··-- ---·····---- ·--·· ...... . --··· ......... ..\ Jurisdiction of formation: r·· -- ••• ••••• --· •• -- ••••• ••••• -·········-- ·-· -·-· -···· •••• ···, :, • • • "''"" • • - • .- •• •• •~" •• •• ••'"" • •- • ,, • • .~., •• •• ••'•••. •- ., " •• ._, •• , "" ••'" • • ••- I Changes to takes the following effect: '..'.·; The entity name has been amended. The purpose of the entity has been amended . The authorized shares have been amended. :··: Other: (specify changes) Dissolution . :Merger ;J Conversion * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation . This form must be accompanied by appropriate fees. Page l of 2 Revised: 1/1/2019 This fax was received by GFI FaxMaker fax server. For more information, visit: http ://www.gfi .com

From: 888-920-1297 Page: 5/6 Date: 12/29/2022 5:54:40 AM UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF SSHT S&T GROUP LTD. The undersigned, being all of the directors of SSHT S&T Group Ltd., a Nevada corporation (the ''Corporation"), acting by unanimous written consent without a meeting pursuant to Section 78.315 of the Nevada Revised Statutes, do hereby consent to the adoption of the following resolutions in lieu of holding a meeting of the board of directors of the Corporation (the ''Board of Directors"): WHEREAS, the Corporation deems it to be its best interest to change its fiscal year end to December 31 of each year. NOW THEREFORE LET IT BE: RESOLVED, the Board of Directors hereby approves the change in the Corporation's fiscal year effective immediately; and RESOLVED, that the all officers of the Corporation (together, the "Authorized Officers") be, and each of them individual! y is, hereby authorized and empowered to do and perform or cause to be done and performed all such acts, deeds, and things, and to make, execute, and deliver, or cause to be made, executed, and delivered, all such agreements, undertakings, documents, instruments, or certificates in the name of the Corporation and to retain such counsel, agents, and advisors and to incur and pay such expenses, fees, and taxes as shall, in the opinion of the Authorized Officer executing the same, be deemed necessary or advisable (such necessity or advisability to be conclusively evidenced by the execution thereof) to effectuate or carry out fu1ly the purpose and interest of all of the foregoing resolutions; and that any and all such actions heretofore or hereafter taken by the Authorized Officers re1ating to and within the terms of these resolutions be, and they hereby are, adopted, affirmed, approved, and ratified in all respects as the act and deed of the Corporation. This Unanimous Written Consent may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall be deemed one instrument. The undersigned direct that an executed copy of this Unanimous Written Consent, including multiple rnunterparts, shall be filed with the minutes of the proceedings of the Board of Directors. IN WITNESS WHEREOF, the undersigned directors have duly executed this Unanimous Written Consent on December 19, 2022 Zonghan (John) Wu, Director nr'\r In- ?hA7.ll 1':lr17Qi:;h?1 ':!7,;r,fo1 hrlrArlhho.1R?O?Ri>&:;?~ This fax was received by GFI FaxMaker fax server. For more information, visit: http://www.gfi.com

From: 888-920-1297 Page: 6/6 Date: 12/29/2022 5:54:40 AM NOTICE OF ACTION BY WRITIEN CONSENT OF THE SHAREHOLDERS OF SSHT S&T GROUP LTD. Pursuant to the Bylaws of SSHT S&T Group Ltd. (the "Corporation"), holders of more than fifty percent of the voting rights of the Corporation (the "Stockholders") have given their consent to the adoption of the following reso.lutions: WHEREAS the Board wishes to change the fiscal year end to December 31 and the Stockholders wi.sh to approve the change; and WHEREAS, this matter originally came before and was approved by the undersigned Stockholders on December 19, 2022; and WHEREAS, the undersigned Stockholders wish to sign this Action by Written Consent to ratify their prior approval of the fiscal year end date to December 31. NOW, THEREFORE, BE IT RESOLVED, that the fiscal year end date be December 31 and be it further RESOLVED, that the filing of the Amendment with the Secretary of State of the State of Nevada be, and it hereby is, authorized and approved; and be it further RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized and directed to make all arrangemenb, to do and perform all such acts and things and to execute and deliver or file, in the name and on behalf of the Corporation, all such instruments, reports. notices, consents, waivers, certificates an<l other documents, as, and in accordance with such ti ming. they may deem necessary or appropriate to effectuate the foregoing resolutions (such determination to be conclusively, but not exclusively, evidenced by the taking of such actions or by the execution of such instruments, reports and documents); and be it further RESOLVED, that any action taken by any director, officer, employee, or agent of the Corporation on or prior to the date hereof in furtherance of any of the foregoing matters, and each such action hereby is. approved. ratified and confirmed in all respects as the action and deed of the Corporation; and be it further RESOLVED, that the action iaken by this Consent shall ha Ye the same force and effect as if taken at a meeting of the Stockholders oft.he Corporation, duly called. IN WlTNESS WHEREOF, the undersigned have executed this Unanimous Written Consent on December 19, 2022. Zonghan (John) Wu Holder of 87,300,000 shares of Common Stock, representing 87 .4% of the voting power of the Corporation. nn,-. In • ?ha7 '11 ~,-.170i-h?1 ~7i_,-.fo1 hrl,-.Rrlhh,:,'11-?0?f;oi_?~ This fax was received by GFI FaxMaker fax server. For more information, visit: http://www.gfi .com

Profit Corporation: Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390) Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403) Officer's Statement (PURSUANT TO NRS 80.030) TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT 1. Entity information Name of entity as on file with the Nevada Secretary of State : Entity or Nevada Business Identification Number (NVID) : NV20071146730 2. Restated or Amended and Restated Articles (Select one): (If amending and restating only, complete section 1, 2 and 6.) Certificate to Accompany Restated Articles or Amended and Restated Articles Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: 09/21/2022 The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type. 3. Type of amendment filing being completed: (Select only one box): (If amending, complete section 1,3,5 and 6.) Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) incorporators board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 09/21/2022 Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: Jurisdiction of formation: Changes to takes the following effect: The entity name has been amended. Dissolution The purpose of the entity has been amended. Merger The authorized shares have been amended. Conversion Other: (specify changes) * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation. BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov www.nvsilverflume.gov This form must be accompanied by appropriate fees. page 1 of 2 Filed in the Office of Secretary of State State Of Nevada Business Number E0451642007-2 Filing Number 20222627101 Filed On 09/21/2022 03:12:10 AM Number of Pages 2 ,.... -:,~,;..~ •. ~'-1': r,, .. [~'. ?~ ~K.~v.1;._, ::-0 •. P'' ; ~ • .• • . : . ♦ • ·f.'\•,,n, □ □ □ □ □ □ ~ □ □ □ □ □ □ □ n

Profit Corporation: Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390) Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403) Officer's Statement (PURSUANT TO NRS 80.030) 4. Effective date and Time: (Optional) Date: 09/21/2022 Time: (must not be later than 90 days after the certificate is filed) 5. Information Being Changed: (Domestic corporations only) Changes to takes the following effect: The entity name has been amended. The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) The purpose of the entity has been amended. The authorized shares have been amended. The directors, managers or general partners have been amended. IRS tax language has been added. Articles have been added. Articles have been deleted Other. The articles have been amended as follows: (provide article numbers, if available) (attach additional page(s) if necessary) 6. Signature: (Required) X Signature of Officer, Incorporator or Authorized Signer Zonghan Wu Title Officer *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof. Please include any required or optional information in space below: (attach additional page(s) if necessary) BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov www.nvsilverflume.gov This form must be accompanied by appropriate fees. page 2 of 2 □ □ □ Iii" □ □ □ □ □

Filed in the Office of Secretary of State State Of Nevada Business Number E0451642007-2 Filing Number 20211758157 Filed On 9/16/2021 11:31:00 AM Number of Pages 2 BARBARA K. CEGAVSKE Secretary of State 202 Nor1h C.f'IOn Street caraon City, Nevada 89701-4201 (775) 884-8708 Webelte: www.nwoe.gov Profit Corporation: Certificate of Amendment <PuRSuAHTTo NRS 18.380 & 78.385178.390> Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT To NRs 1e.403> Officer's Statement (PURSUANT To NRs eo.030> TYPE OR PRINT· USE DARK INK ONLY. DO NOT HIGHLIGHT 1. Entity lnfonnatlon: Name of entity as on file with the Nevada Secretary of State: !wireless Da~ Solutions, Inc. I Entity or Nevada Business Identification Number (NVI0): IE0451642007-2 I 2. Restated or D Certificate to Accompany Restated Articles or Amended and Restated Articles Amended and D Restated Articles - No amendments; articles are restated only and are signed by an Restated Articles: officer of the corporation who has been authorized to execute the certificate by (Select one) resolution of the board of directors adopted on: I I I (If !!!n!ndlng !!!m The certificate correctly sets forth the text of the articles or certificate as amended resta~ag onJv, complete to the date of the certificate. section 1,2 3, 5 and 6) D Amended and Restated Articles • Restated or Amended and Restated Articles must be Included with this filing type. 3. Type of □ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Amendment FIiing Issuance of Stock) Being Completed: The undersigned declare that they constitute at least two-thirds of the (Select only one box) following: (If amending, complete (Check only one box) □ inoorporators □ board of directors section 1, 3, 5 and 6.) The undersigned affinnatively declare that to the date of this certificate, no stock of the corporation has been Issued ~ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) . The vote by which the stockholders holding shares In the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or seriea, or as may be required by the provisions of the articles of Incorporation* have voted in favor of the amendment is: . 72% ··-· --· •· - -·--·-- ··-·-· ... LJ Officer's Statement (foreign qualified entities only) - Name In home state, if using a modified name in Nevada: I I Jurisdiction of formation: I ·7 Changes to takes the following effect □ The entity name has been amended. O Dissolution O The purpose of the entity has been amended. □ Merger 0 The authorized shares have been amended. □ Conversion D Other. (specify changes) • Offloer's Statement must be submitted with either a certified copy of or a certiflc:ate evidencing the filing of any domnent, amendatofy or otherwise, relating to the original attide& In the place of the corpo,ations creation. Thia fonn must be accompanied by appropriate fees. Page1ot2 RINNt111/2019 _J_

BARBARA K. CEGAVSKE Secretary of State 202 North Ca1'90n Street Carson City, Nevada 89701-4201 (775) 684-&708 Webelte: www.nwoe.gov Profit Corporation: Certificate of Amendment <PuRSuANT To NRs 18.380 & 78.385178.390) Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT To NRs 78.403> 4. Effective Date and Time: (Optlona0 6. lnfonnatlon Being Changed: (Domestic corporations only) 8. Signature: (Required) Officer's Statement RSUANTTo NRs so.030 Date: ! ~----~-:~:-~=---_ - __ ~- -~-~-] Tlme: , ------·------~--~--~~-~] (must not be later than 90 days after the certificate is filed) Changes to takes the following effect: ~ The entity name has been amended. D The registered agent has been changed. (attach Certificate of Accep~nce from new registered agent) D The purpose of the entity has been amended. □ The authorized shares have been amended. ~ The directors, managers or general partners have been amended. D IRS tax language has been added. D Articles have been added. 0 Articles have been deleted. D Other. The arti~e~-~~~~ ~ -~-~~d~as_ro.llows: (provid~a,:ttc!~ n_um~~.if-~i~ble) Zhiben Chen replaces Patrick Makovec; new name: SSHT S& T Group Ltd . . -· . . .. ~. (attach additional page(s) if necessary) !Chief Executive Officer Slgnatu Title x ____________ _ Signature of Officer or Authorized Signer Title --if any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in adcfrtlon the affirmative vote otherwlae required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof. Please Include any required or optional lnfonnatfon In apace below: (attach additional page(s) if necessary) re 15, Mr. Chen's address is: 401 Ryland Street, STE 200-A, Reno NV 89502 Thia form must be accompanied by appropriate fees. Plge2d2 Revlled:111/20111

Filed in the Office of Secretary of State State Of Nevada Business Number E0451642007-2 Filing Number 20200916263 Filed On 9/16/2020 12:31:00 PM Number of Pages 5 BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City , Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov Certificate of Revival (PURSUANT TO NRS 78.730 AND 81.010) Page 1 ~K.~~ USE BLACK INK ONLY· DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY 1. Name of corporation : Certificate of Revival for a Nevada Corporation (For Corporations Governed by NRS 78.730 and 81.010) IWirnloss D,t, Solutions, ln_c_-- 2 . Registered Agent for service of process : (check only one box ) [Kl Commercial Registered Agent: !Registered Agents Inc. _________________ ~ Name D Noncommercial Registered Agent (name and address below) D Office or Position with Entity (name and add ress below) Name of Noncommercial Reg istered Agent OR Name of Title of Office or Other Position with Entity I --- i NEVADA i '--------------------~~---------~ ~---~ St reet Add ress City Zip Code ··-7 NEVADA ! ~-------------------''-------------' '-----' Ma iling Address (if different from street address) City Zip Code 3. Date when revival of charter is to commence or be effective , which may be before the date of the certificate : r· ._L _____ Aug~u_st2_1_, _20_2_0 _____ ~ (month , day, year) 4 . Indicate whether or not the revival is to be perpetual , and , if not perpetual , the time for which the revival is to continue . The corporation 's existence shall be : PERPETUAL or (Time for wh ich the revival is to continue) Th is form must be accompanied by appropriate fees . Nev ada Se cretary of State 78.73 0 a nd 81 .010 Reviv al Pag e 1 Revised : 1- 5-15

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov Certificate of Revival (PURSUANT TO NRS 78.730 AND 81 .010) Page 2 USE BLACK INK ONLY - DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY 5. Names and addresses of President, Secretary, Treasurer and Directors: (additional pages may be attached as necessary) !Harry Haining __ Z_h_a_n~g ______ _ Name of President or equivalent _2l54_4_R_ou_t-~_--5_3_4_ ______________~ _AI_lb_r~ig~h_ts_v_ilIe_ _______~ PA 11 18210 Address City State Zip Code Name of Secretary or equivalent I Address City State Zip Code L ---- Name of Treasurer or equivalent --- !I Address City State Zip Code Name of Director Address City State Zip Code Name of Director '-L-~~~~--------------~'------------~! '~-~----~ Address City This form must be accompanied by appropriate fees State Zip Code Nevada Secretary of State 78.730 and 81-010 Revival Page 2 Revised: 1-5-15

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov Certificate of Revival (PURSUANT TO NRS 78.730 AND 81.010) Page 3 USE BLACK INK ONLY· DO NOT HIGHLIGHT ~ ABOVE SPACE IS FOR OFFICE USE ONLY 6. The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 78 and/or 81. t , 7. Check one: -D The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the corporation. IRJ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued. Membership approval not required under NRS 81.010(2). I declare under the penalty of perjury that the revival has been authorized by a court of competent jurisdiction or by the duly elected board of directors of the entity or if the entity has no board of directors, its equivalent of such board. I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursu~nt to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State. Signat~~ ------- r: ----·----.-·---···---- Lcustodian ----·----·--· ___ .. __ ___ _ ___ _ ______________ Title x ---------------···-·-··-•·-··----·-·---·---- 1.. _ _____ -· ___ ,,, Signature Title A REGISTERED AGENT ACCEPTANCE MUST ACCOMPANY THIS CERTIFICATE IMPORT ANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected. This form must be accompanied by appropriate fees. Nevada Secretary of Slate 78.730 and 81.010 Revival Page 3 Revised: 1-5-15

(PROFIT) INITIAUANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF: ENTITY NUMBER [wireless_Data § olutions, Inc .. •• • •· ·---·- •• -~:··~~-~:~--~-=~·~~ _:, ·~.:-·_ ____·- ·--· ·· ···· - ·· ··· •· ·-·--·-· ----·-7 [ E045 l 642007-2 •• ] :::::; ::::OP~~= OF --······ •• - •• TO ' ···-·· ·· 06/30/2021 Ill llll llllllllll lllll 111111111111111111 USE BLACK INK ONLY• 00 NOT HIGHLIGHT ** YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov ** 1K] Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent) IMPORTANT: Read instructions before completing and returning this form. 1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. FORM WILL BE RETURNED IF UNSIGNED. 2. If there are additi09al officers, attach a list of them to this form. 3. Return Iha completed form wilh the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to lite this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year. •100103• ABOVE SPACE IS FOR OFFICE USE ONLY 4. State business license fee is $500.001$200.00 for Professional Corporations fled pursuant to NRS Chapter 89. Effective 2/112010, $100.00 must be added for failure to file form by deadline. 5. Make your check payable to the Secretary of State. 6. 0rdtcloa Coples; If requested above, one file stamped copy wil be returned at no additional charge. To receive a certified copy, endose an additional $30.00 per certiflcation. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more me stamped or certified copies. Appropriate instructions must accompany your order. 7. Return the completed form to: Secretary of State, 202 North Carson Street. Carson City, Nevada 89701-4201, (775) 684-5708. 8. Form must be in the R9Ssession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Fonns received after due dal'i;"will be returned for additional fees and penalties. Faiure to include annual list and business license fees w~I result in rejection of filing. CHECK ONLY If APPLICABLE ANP ENTER EXEMPTION CODE IN BOX BELOW OPursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: .! __ ,. NRS 76.020 Exemption Codes NOTE: If claiming an exemption, a notarized Declaration of Ellglblllty form must be attached, Failure to 001 • Governmental Entity attach the Declaration of Eligibility form wlll result In rejection, which could result In late fees. 006 • NRS 680B.020 Insurance Co □ This corporation is a publicly traded corporation. The Central Index Key number is: r- ·- ........ ... 7 IX]This publicly traded corporation is not required to have a Central Index Key number, NAME TITLE(S) ···-·•-·· ·········--·--··--•· [Harry .Haining Zha.n_g~---········· .. ····· .. ····-······--·-··-··--•-·•··· ·····--··-·•·· .. "··-·'. PRESIDENT (OR EQUIVALENT OF) NAME TITLE(S) SECRETARY (OR EQUIVALENT OF) CITY STATE ZIPC0DE [_ ·-······-·-·-····-·-·---····-···· -··---··Jr ·---1 ~' ···-· --··----··• TITLE($) TREASURER (OR EQUIVALENT OF) ADDRESS NA_ME ..... ·-·--·-·-··· TITLE($) DIRECTOR CITY STATE ZIP CODE f ' ··-·····---····-· J i.·-··-_j i. • . .. --- .l None of the officers or directors Identified in the list of officers haa been identified with the fraudulent Intent of concealing the identity of any person or persons exercising the power or authority of an officer or director In furtherance or any unlawful conduct. I declare, to the beat of my knowledge under penalty or perjury, that the Information contained herein la correct and acknowledge that pursuant to NRS 23.9.330, It Is a category C felony to knowingly offer any false or forged Instrument for filing in the Office of the Secretary of State. Signature ef Officer or <.:.....:....:: ... Other Authorized Signature Title r·····-·-··-··· L ~· -·- Dete Custodian -· _ _ _ ... I f ··- ·-- cl~~ii.?.~2 .. Nevada Secretary of State List Profit Form: 100103 Revised: 7·1·17

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov ,r: Registered Agent Acceptance/Statement of Change (PURSUANT TO NRS 77.310. 77.340, 77.350, 77.380) TYPE OR PRINT • USE DARK INK ONLY • DO NOT HIGHLIGHT 1. Entity 'tnformatlon: Name of represented entity: -• - •- -- ----- --••-•-•H---•- H•- ... _____ .. - - - ·-·--- - i , V\/ireless Data Solutions. Inc. - -·--··-- -··-- --- ·------------·------------ -·--···-- J Entity or Nevada Business Identification Number (NVID): ------ -·------··-·----- --·-·------ E0451642007-2 I ~ (for entities currently on file) 2. Registered Agent ;/_ Registered Agent Acceptance Acceptance: 3. Information Being Statement of Change takes the following effect: (select only one) Changed: Appoints New Agent (complete section 5) ··-· Update Represented Entity Acting as Registered Agent (complete sections 5) l , Update Registered Agent Name (complete sections 4 & 5) Update Registered Agent Address (complete sections 4 & 5) 4. Registered Agent Information Before - ------- . --- - - - - . .. the Change: (Non- Name of Registered Agent OR Title of Office or Position with Entity commercial registered . Nevada -· ··---- •-- ---- . ---- - .. - ···-· -· . - .' agents ONLY) S..t. re-e-t Address. . .. City Zip Code -··· ___ .. _________ .. ... ·- . ---·· -- - ••-- i Nevada Mailing Address (if different from street address) City Zip Code 5. Newly Appointed i;zJ Commercial Registered □ Noncommercial Registered □ Office or Position with Entity (title Registered Agent Agent:(name only below) Agent (name and address below) or position and address below) ," ' -----·- ···- ...... .. -· .. , - ··-·•• -------·- --··-----· .... ·-----··· ·----·-- -·--·-··-· - . ----·----- -- ---- ••·••·• -----• ........ or Registered ! Registered Agents Inc. ! .. . --- -- . ---- .. - - Agent Information Name of Registered Agent OR Title of Office or Position within Enttty After the Change: __ ,, ... -----· ---· -----. ···- r ... ---- -·-- ' 401 Ryland St. STE 200-A 1Reno Nevada 1 89502 - . ---- - Streel Address City Zip Code .. ; 401 Ryland St. STE 200-A Reno ! Nevada 89502 . . -· Mailing Address (if different from street address) City Zip Code 6. Electronic Email address for electronic notifications for 'Non-Commercial" or "Office or Positions wilh Entity' registered agents only: Notification: (Optional) ' ; 7. Certificate of I hereby accept appointment as Registered Agent for the above named Entity. Acceptance of Appointment of Registered Agent: (Required) X Bari-- 08/19/2020 Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity - . --- - Date 8. Signature of Represented /,.-1/l--~ Entity: X .~wi,1.?--: (Required) Authorized Signature.On Behalf d the Entity D e FEE: $60.00 This form must be accompanied by appropriate fees. Page 1 of 1 Revised: 11112019

Filed in the Office of Secretary of State State Of Nevada Business Number E0451642007-2 Filing Number 20200916285 Filed On 9/16/2020 12:31:00 PM Number of Pages 1 BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 897014201 (775) 684-5708 Website : www.nvsos.gov ~{.~vJ;__, Certificate of Amendment by Custodian NRS 78.347 TYPE OR PRINT • USE DARK INK ONLY - DO NOT HIGHLIGHT INSTRUCTIONS: 1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID) . 2. Enter any criminal, admin istrative , civil or National Assoc . of Securities Dealers, inc. , violations, investigations or conv ictions concern i ng the custodian or affiliates. 3. Custod ian statement affirming reasonable attempts were made to contact officers and/or directors of the corporation . t., 4. Must be signed by Authorized Signer. Form will be returned if unsigned . 1. Entity infonnation: Name of entity as on file with the Nevada Secretary of State : ___________ .. __ , Wireless Data Solutions, Inc. ..... - .............. 1 ____ _ .... . ,.~·----- •··--·-· ....... _____ ! -·-·-· ········- Entity or Nevada Business Identification Number (NVID) : ! E02451642007-2 ------- -~ .. 2. Disclosures: Any previous criminal, administrative , civil or National Association of Securities Dealers , Inc., or Securities and Exchange Commission investigations, violations or convictions concerning the custodian and any affiliate of the custodian are disclosed as follows : None 3. Custodian Reasonable attempts were made to contact the officers or directors of the corporation to request Statement: that the corporation comply with corporate formalities and to cont inue its business . I am continuing the bus iness and attempting to further the interests of the shareholders . I will reinstate or maintain the corporate charter. 4 . Signature: I declare , to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239 .330 , it is a category C (Required) felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State . X .,;~ = = ! oai2112020 .. SI~~- Date This form must be accompanied by appropriate fees . Page 1 of 1 Re vi sed : 1/1/20 19

Filed in the Office of	Business Number E0451642007-2
Barbara K. Cegavske	Filing Number 20200916285
Secretary of State State Of Nevada	Filed On 9/16/2020 12:31:00 PM
	Number of Pages 1

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment by Custodian

NRS 78.347

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).

2. Enter any criminal, administrative, civil or National Assoc. of Securities Dealers, inc., violations, investigations or convictions concerning the custodian or affiliates.

3. Custodian statement affirming reasonable attempts were made to contact officers and/or directors of the corporation.

4. Must be signed by Authorized Signer. Form will be returned if unsigned.

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: Wireless Data Solutions, Inc. Entity or Nevada Business Identification Number (NVID): E02451642007-2
2. Disclosures:	Any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations or convictions concerning the custodian and any affiliate of the custodian are disclosed as follows: None
3. Custodian Statement:	Reasonable attempts were made to contact the officers or directors of the corporation to request that the corporation comply with corporate formalities and to continue its business. I am continuing the business and attempting to further the interests of the shareholders. I will reinstate or maintain the corporate charter.
4. Signature: (Required)	I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State. X [signature] Signature 08/21/2020 Date

This form must be accompanied by appropriate fees.

Page 1 of 1
Revised: 1/1/2019

Filed in the Office of Secretary State Of Nevada Business Number E0451642007-2 Filing Number 20070421286-22 Filed On 06/18/2007 Number of Pages 1 ROSS MILLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate .biz Articles of Incorporation (PURSUANT TO NRS 78) USE BLACK INK ONLY· DO NOT HIGHLIGHT 1. Nameof Corooralion; z. Resident Agent Name and Street Address: /must l}fl a Neyada addrws whe"' a rQCffl may tr<, ll!l'.ll!iL 3. Shares; (rwmber qi shares: "9,pl){ll/i9QiS ~11/hamed lo ~wel 4. Names & Addreues of the Board af Directors/Trustees: lea-ch QiredorO"rwitee must be II m,1yra/ D"(SDn al/easl f 8 ye.m, of age, attach additional page if mora than J difeclp[s,trustE:esJ &. Name, Address and Signature of lncomorator: ra ttacb addfioaar oaqe it mom than 1 incomora ton 7. Certificate of Acceptance of Appointment of Resident Agent: /JS :wrRELESS DATA SOLUTIONS, INC. : TIIE CORPORA TE PLACE, JNC. ......... ·········--·- Name : 823 SOUTH SIXTH STREET, SUITE 100 (M /IN DATO RY) P hysic:a I street Ad dmss NIA (OP !IONAL) Mailing Address Number of shares with per value: 100,000,000 I. PAT MAKOVEC Name . ~p ~9UTH SIXTH STREET, ~tJrr:E JOO Street Address 2 .• Name Street Address 3. Name Street Address The purpose of this Corpora~on shall be: IPAT MAKOVEC Name ;.8..2..3. ..S..O..U...T..H... .S..I.X...T..I.I S-T..R ·-E.E...T...,. ..S..U....I..T...E... . 100 _ .,, .... .. Par value per share: $, .901 ----------- ' -·- · ---· - , ___ ,,, _ , ------ ABOVE SPACE !S FOR OFFICE USE ONLY . .. . .. 'LAS VEGAS City City Number of shares : ••• with out par value: LAS VEGAS City City City '. LAS VEGAS : 6115/07 Date Nevada 89 i o I Zip Code Slate Zip Code 'NV 89101 Sl8te Zip Code Stele Zip Code Stale Zip Code , NV · ,89101 State ZI Code Ne .·(•d ,~ Z~H.:•·,:,:w, 'f of ~:t,lt~ ~<1.--: ·1 7:; r. , iir.: :~1; 7S::-t. i ,;. t'. v::Jt:-d '.J.'1 :1 .'i)1i(1-;'